                                              EXHIBIT NUMBER (24)
                                              TO 2000 FORM 10-K


POWER OF ATTORNEY
-----------------

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned officers and directors of Northern Trust Corporation hereby severally constitute and appoint William A. Osborn, Perry R. Pero and Kelly R. Welsh, and each of them singly, our true and lawful attorneys and agents with full power to them and each of them singly, to sign for us in our names, in the capacities indicated below, Form 10-K, annual report pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 2000, and to file such Form, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises, and generally to do all such things in our name and behalf in our capacities as officers and directors to enable Northern Trust Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or any one of them, to such Form, and all that our attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned have hereunto executed this Power of
Attorney this  20th   day of February, 2001.
              -------


/s/William A. Osborn                    /s/Barry G. Hastings
--------------------                    --------------------
William A. Osborn                       Barry G. Hastings
Chairman of the Board, Chief            President, Chief Operating
Executive Officer and Director          Officer and Director



/s/Perry R. Pero                        /s/Harry W. Short
----------------                        -----------------
Perry R. Pero                           Harry W. Short
Vice Chairman                           Executive Vice President and Controller
and Chief Financial Officer             (Chief Accounting Officer)



/s/Duane L. Burnham                     /s/Dolores E. Cross
-------------------                     -------------------
Duane L. Burnham                        Dolores E. Cross
Director                                Director



/s/Susan Crown                          /s/Robert S. Hamada
--------------                          -------------------
Susan Crown                             Robert S. Hamada
Director                                Director

                                    /s/Arthur L. Kelly
                                    ---------------------
                                    Arthur L. Kelly
                                    Director



                                    /s/Robert C. McCormack
                                    ----------------------
                                    Robert C. McCormack
                                    Director



/s/Edward J. Mooney                 /s/Harold B. Smith
-------------------                 ------------------
Edward J. Mooney                    Harold B. Smith
Director                            Director



/s/William D. Smithburg             /s/Bide L. Thomas
-----------------------             -----------------
William D. Smithburg                Bide L. Thomas
Director                            Director


STATE OF ILLINOIS        )
                         )    SS
COUNTY OF COOK           )


     I,   Victoria Antoni      , a Notary Public, DO HEREBY CERTIFY that the
        -----------------------
above named directors and officers of Northern Trust Corporation, personally known to me to be the same persons whose names are subscribed to the foregoing instrument, appeared before me this day in person, and severally acknowledged that they signed and delivered the instrument as their free and voluntary act, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this   20th   day of February, 2001.
                                                --------


                                              /s/Victoria Antoni
                                              ------------------
                                              Notary Public

My Commission Expires:

       7/25/03
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